SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

--------------------------------------------------------------------------------
        1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
        1) Amount Previously Paid:
--------------------------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

        3) Filing party:

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        4) Date Filed:

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.

                                 --------------

                    Notice of Annual Meeting of Stockholders
                             to be held November 30, 2004

                                 --------------


                                                           Miami Beach, Florida
                                                           October 29, 2004


To the Holders of Common Stock of UNIVERSAL COMMUNICATION SYSTEMS, INC.

         The Annual Meeting of the Stockholders of UNIVERSAL COMMUNICATION SYSTEMS, INC. will be held at 407 Lincoln Road, Suite 12F, Miami Beach, Florida, on Tuesday, November 30, 2004 at 10:30 A.M., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

         1. to elect directors of the Company for the ensuing year;

         2. to approve the re-appointment of Reuben E. Price, P.A. to serve as the Company's independent auditors for the Company's fiscal year ending September 30, 2004; and

         3. to transact such other business as may properly come before the Meeting or any adjournment or postponements thereof as well as on matters related to the conduct of the Meeting.

         The close of business on October 29, 2004 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors,


                                          /s/ Alexander Walker, Jr.
                                          ------------------------------------
                                              Secretary


You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                 PROXY STATEMENT

         This Proxy Statement, which will be mailed commencing on or about November 8, 2004 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Universal Communication Systems, Inc. (the "Company") for use at the 2004 Annual Meeting of Stockholders (the "Meeting") to be held on November 30, 2004, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 407 Lincoln Road, Suite 12F, Miami Beach, Florida 33139.

         Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

         At the close of business on October 29, 2004, the record date stated in the accompanying Notice, the Company had outstanding 198,874,253 shares of common stock, $.001 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting.

         Directors are elected by plurality vote and therefore, abstentions and broker non-votes (as hereinafter defined), will have no effect on the outcome of this vote. Adoption of proposal 2 will require the affirmative vote of a majority of the shares of Common Stock present and voting thereon at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

         For the purpose of determining the vote required for approval of Proposal 2, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his Proxy to vote the Proxy as to Proposal 2, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a Proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

                            I. ELECTION OF DIRECTORS

         Five directors will be elected at the Annual Meeting of Stockholders to be held on November 30, 2004, each to serve until the 2005 Annual Meeting of Stockholders and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. All of such nominees are presently serving as directors. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the nominees named will be unable or will decline to serve.

         Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

Name and Certain Biographical Information
-----------------------------------------

         MICHAEL ZWEBNER has served as a Director since November, 2001 and is the Chairman of the Board of Directors. He is the founder of TVC Telecom, Inc. (formerly Talk Visual Corporation) and has served as a Director and its Chairman of the Board of Directors from September, 1998 until March, 2003. From 1974 to 1986, Mr. Zwebner founded and ran a travel and tourism company and a charter airline, specializing in the areas of air charter travel, wholesale ticketing and general business and tourist travel. From 1986 to 1990, Mr. Zwebner owned and operated several real estate companies as well as managed a chain of five family restaurants and related catering services in England. From 1991 to 1997, Mr. Zwebner founded and served as Vice-President of Cardcall International Holdings Inc. (USA) and Operating Manager of Cardcall (UK) Ltd. for which he designed and developed telecommunications and marketing concepts and organized the prepaid phone card operations. Mr. Zwebner also coordinated corporate finance activities for Cardcall. In February of 1997, Mr. Zwebner negotiated and secured the sale/merger of the Cardcall Group to a publicly-held entity based in Connecticut. In addition, in February of 1988, Mr. Zwebner negotiated the creation of a multi-million dollar joint venture between Cardcaller Canada Inc. with Datawave Systems Inc. of Vancouver, Canada.

         ALEX WALKER, JR. has served as a Director of the Company since November, 2001. Mr. Walker has served as Chairman of the Board of the Nevada Agency and Trust Company in Reno, Nevada, a licensed and registered trust company and transfer agent in business since 1903. He received his B.A. from Waynesburg College in 1950 and his J.D. from the University of Pittsburgh School of Law in 1952. From 1956 to date, he has maintained a private practice as an attorney.

         CURTIS A. ORGILL has served as a Director of the Company since November, 2001. He received his Bachelor of Science degree in 1974 from Brigham Young University. He worked for Deloitte Haskins & Sells in Salt Lake City, Utah. Later he transferred to Reno, Nevada where he helped establish their new office. While in Reno, Mr. Orgill was the Partner-in-Charge of the tax department there and was the senior tax partner in the state of Nevada. While with Deloitte, Mr. Orgill was on its National Industry Teams for Qualified Retirement Plans and Agribusiness. Since 1995, he has been a principal with Bartig, Basler & Ray, CPA's, Inc., a regional accounting firm with headquarters in Sacramento, California. He is the treasurer of the Northern Nevada International Center and of the BYU Management Society of Northern Nevada. He has chaired the Taxation Committee for the Nevada Society of Certified Public Accountants. He is a former treasurer and board member of the Nevada Museum of Art, the American Lung Association of Reno, the Economic Development Authority of Western Nevada, and the Northern Nevada Development Authority. He was a founding board member of the Nevada World Trade Council and was a member of the Advisory Council for the University of Nevada, Reno College of Business.

         RAMSEY SWEIS has served as a Director since May, 1998. He has had extensive experience in management and in the product design industry. He has been a leader and developer of high performance teams by enabling, training and motivating team members. In the recent past he has provided computer and engineering services to General Motors and Chrysler Corporation. In connection with those activities Mr. Sweis has developed designs between engineering, prototype models, tooling and vendor sources. Mr. Sweis resides in Roseville, Michigan. He currently serves as a Program Manager for Hanke Training & Design of Clawson, Michigan. From 1997 to 1999 Mr. Sweis served as a designer for Computer and Engineering Services of Auburn Hills, Michigan. From 1991 to 1997, Mr. Sweis was a design leader for Megatech Engineering of Warren, Michigan, contracted to General Motors of Warren, Michigan.

          AMI R. ELAZARI has served as a Director since August 26, 2003. He is the founder, President and CEO of Millennium Electric T.O.U. Ltd. He is a Lt. Col. (Res.) in the Israeli army and served in the IDF Intelligence special unit. Mr. Elazari is an energy and computer engineer and holds a BA in Psychology and an MBA with honors. He is the Vice Chairman of the Israel Export Institute Environmental Technology Center and the Vice Chairman of the Israel Export Institute Start-Up Company Center. Mr. Elazari is an internationally renowned energy expert on solar energy. He represents Israel in the IEA and holds a number of world patents in his name, mainly in renewable energy. Between 1990-1995 Mr. Elazari managed Amitec Energy and Computer Industries, from 1995-1999 he managed the PV division of Chromagen Solar Systems. He is a member of the Israeli Financial forum, High tech forum and has published numerous articles in his field of expertise.

         During the fiscal year ended September 30, 2003 the Board of Directors of the Company met 3 times. The Board members, during their term in fiscal year 2003, attended all of the meetings of the Board of Directors and meetings of any committees of the Board of Directors on which such person served which were held during the time that such person served.

Key Employees of the Company
----------------------------

         None

Committees of the Board of Directors
------------------------------------

         The Board of Directors has appointed an Audit Committee and a Compensation Committee, but has not appointed a standing Nominating Committee.

         The members of the Audit Committee as appointed are Curtis
Orgill, Ramsey Sweis and Alexander H. Walker, Jr. During the fiscal year ended September 30, 2003, the Audit Committee met once. The Audit Committee is responsible for reviewing financial statements, consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent auditors' activities and fees. All members of the Audit Committee are "independent" within the meaning of Rule 4200(a)(15) of the NASD's listing standards.

         The Board of Directors has determined that the Company has at least one audit committee financial expert serving on its audit committee and that Mr. Orgill is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K.

         The current members of the Compensation Committee are Messrs. Michael Zwebner, Curtis Orgill and Alexander H. Walker, Jr. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of all officers of the Company and issuances of equity securities of the Company to directors, officers, employees and consultants of the Company.

Audit Committee Report
----------------------

The following report of the Audit Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Report of the Audit Committee

To the Board of Directors of Universal Communication Systems, Inc.:

         We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended September 30, 2003. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as may be modified or amended, and have discussed with the auditors their independence.

The following table presents fees for the audits of the Company's annual consolidated financial statements for the fiscal year ended September 30, 2003 and for other services provided by Reuben E. Price, P.A.

Audit Fees................................................ $130,822
Audit-Related Fees........................................   50,318
Tax Fees..................................................    -0-
All Other Fees............................................    -0-

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.

Audit Committee
         Curtis Orgill
         Ramsey Sweis
         Alexander H. Walker, Jr.

The Audit Committee charter is attached as Appendix A to this proxy.

Director Compensation
---------------------

         The Company has no standard arrangements pursuant to which directors of the Company are compensated for any services provided as a director.

Compensation of Executive Officers
----------------------------------

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company on behalf of the Chief Executive Officer. No other executive officers of the Company have total annual salary and bonus for fiscal year 2003 which exceeded $100,000, with respect to services rendered by such persons to the Company and its subsidiaries for each of the fiscal years ended September 30, 2003, 2002 and 2001.

                                                                       Long-Term
                                                                    Compensation
                                                Other Annual          Awards
                                       Salary   Compensation     ---Securities---
Name and Principal Position(6)  Year    ($)          ($)       Underlying Options(#)
---------------------------     ----   ------   ------------  ----------------------
Michael J. Zwebner (1)          2003 $240,000(2)     -0-              -0-
   Chairman of the Board        2002 $240,000(3)     -0-              -0-
   of Directors, CEO

-----------
(1) Mr. Zwebner works under a contract with Overseas Communications, Ltd.
(2) For the fiscal year ended September 30, 2003, this amount was paid $80,000 in cash and the Company issued 2,574,883 shares of common stock.
(3) For the fiscal year ended September 30, 2002, this amount was paid with common stock in the amount of 378,578 shares.


                   AGGREGATED OPTION EXERCISES IN FISCAL 2003
                   AND VALUE OF OPTIONS AT SEPTEMBER 30, 2003

         The following tables set forth certain information with respect to the Company's Chief Executive Officer concerning unexercised stock options held as of September 30, 2003.

                                                           Individual Grants

                                                Number of     Percent of
                                                Securities      options                       Options
                                 Fiscal Year    Underlying     granted to      Exercise      Exercised
                                   Options        Options~     employees        Price         as of     Expiration
                                   Granted        Granted     from 9/30/03    ($/Share)       9/30/03       Date
                                   -------        -------     ------------    ---------       -------       ----
- NONE

                                   Aggregated Options/ SAR Exercises at September 30, 2003
                                   -------------------------------------------------------
                                  Number of Securities Underlying      Value of Unexercised In-
                                    Unexercised Options/SARS at       the-Money Options/ SARS at
                                        September 30, 2003               September 30, 2003
                                     Exercisable/Unexercisable         Exercisable/Unexercisable
- NONE

Compliance with Section 16(a) of the Securities Exchange Act of 1934
------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended September 30, 2003, we believe that Ami Elazari has not filed the required Form 3 and Form 4.

Certain Relationships and Related Transactions
----------------------------------------------

         Commencing November 1, 2001, we engaged the services of the Chairman Michael Zwebner under a consulting agreement through Overseas Development Holdings Corporation, a foreign corporation. The annual payment is $240,000. Overseas Development Holdings Corporation is 33% owned by our Chairman.

         Alexander Walker, Jr., a Director of our company, is Chairman of the Board and a shareholder of Nevada Agency and Trust Company, our transfer agent since November 6, 2001.

Information Concerning Certain Stockholders
-------------------------------------------

         The following table sets forth, as of October 29, 2004, the number and percentage of shares of Common Stock beneficially owned (as defined in Rule 13d-3 adopted under the Exchange Act) by (a) all persons known to the Company to own beneficially more than 5% of any class of voting security of the Company,
(b) each of the Company's directors, (c) the Company's Chief Executive Officer and (d) all directors and executive officers of the Company as a group.

Name of Named Executive Officer,          Number of     Percentage       Upon Exercise of
Director, or Beneficial Owner              Shares       Ownership      Options or Warrants
------------------------------             ------       ---------      -------------------
Michael J. Zwebner (3)                    26,057,609 (1)    13.1%                   0

Alexander Walker, Jr. (3)                    557,000           *                    0

Ramsey Sweis (3)                           1,723,970           *                500,000

Curtis Orgil (3)                             251,000           *                    0

Ami R. Elazari   (3)                       4,180,159         2.1%

Executive Officers and Directors          32,769,738        16.5%
 as a Group - 5 individuals

Endeavour Capital                         19,688,551         9.9%             17,175,021 (2)
c/o Endeavour Advisors, Ltd.
P.O.B. 57116
Jerusalem 91570

Alpha Capital Aktiengesellschaft          16,886,713(4)      8.5%             10,470,236 (2)
Pradafant 7, Furstentums 9490,
Vaduz, Liechtenstein

Port Universal Ltd.                       13,970,832         7.0%
c/o Mizrahi Bank
78 Hayarkon Street
Tel Aviv Israel

-------------------------------------------
* Less than 1%

(1) Includes 666,023 shares beneficially held by Overseas Communications Limited, 534,014 shares beneficially held by Overseas Development Holdings Limited and 4,656,200 shares beneficially held by Port Universal.

(2) Represents shares convertible under the 4%, due April 14, 2005, $1,608,747 and 8%, due March 29, 2005, $720,890 convertible debentures held, but not more than 9.9% of total outstanding, as per the provision of the debentures.

(3) The address of each such person is c/o the Company, 407 Lincoln Rd., Ste 12F, Miami Beach, FL 33139

(4) Includes 9,424,242 shares convertible at $0.033 per share under the Series A 8% Cumulative Convertible Preferred Stock, dated April 19, 2004.

                     II. APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended September 30, 2003, were Reuben E. Price, P.A., San Francisco, California. The Board of Directors of the Company has recommended that Reuben E. Price, P.A. be reappointed to serve as independent auditors for the Company for the fiscal year ending September 30, 2004. The Board of Directors considers Reuben E. Price, P.A. to be eminently qualified. Reuben E. Price, P.A. have served as the Company's auditors since September 30, 1999.

         Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF REUBEN E. PRICE, P.A. TO EXAMINE THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE COMPANY'S FISCAL YEAR ENDING SEPTEMBER 30, 2003. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN FAVOR OF SUCH RATIFICATION UNLESS OTHERWISE INSTRUCTED IN SUCH PROXY.

         A representative of Reuben E. Price, P.A. will not be present at the Meeting, but will be available to respond to appropriate questions by teleconference.

         Audit Fees
         ----------

         The Company estimates that the aggregate fees billed by its independent auditors for professional services rendered in connection with (a) the audit of the Company's annual financial statements set forth in the Company's Form 10-KSB/A for the year ended September 30, 2003, and (b) the review of the Company's quarterly financial statements set forth in the Company's quarterly reports on Form 10-QSB for the quarters ended December 31, 2002, March 31, 2003, and June 30, 2003, were approximately $181,140. There were no fees billed for advisory services or other services.

                               III. OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                IV. MISCELLANEOUS

         If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted IN FAVOR of the nominees proposed by the Board of Directors in the election of directors and FOR the ratification of the Board of Directors' selection of independent auditors for the Company.

         All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

         It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

Stockholder Proposals
---------------------

         Stockholder proposals intended to be presented at the 2005 Annual Meeting of Stockholders of the Company must be received by the Company by July 12, 2005 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by September 25, 2005 of an intent to be present at the Company's 2005 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

Annual Report on Form 10-KSB/A
------------------------------

         A copy of the Company's Annual Report on Form 10-KSB/A, including the financial statements and financial statement schedules for the fiscal year ended September 30, 2003, which has been filed with the Securities and Exchange Commission, is being included with the mailing of this Proxy Statement.

Directors' Approval
-------------------

         The contents of this proxy statement have been approved and its mailing has been authorized by the Directors of the Company.


                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             Alexander Walker, Jr., Secretary

Miami Beach, Florida
October 29, 2004

APPENDIX A

                           UNIVERSAL COMMUNICAITON SYSTEMS, INC.
                                 AUDIT COMMITTEE CHARTER

I. GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of Universal Communication Systems, Inc. (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. MEETINGS

    The Audit Committee generally is to meet two times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:
    A.  REVIEW OF CHARTER
       - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B. AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT
       - Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

       - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

             (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

             (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

            (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

             (iv) the effectiveness of the Company's internal audit process
                  (including evaluations of its Senior Accounting Executive and any other relevant personnel).

       - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

       - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

             (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

             (ii) any changes required by the auditor in the scope or
                  performance of the Company's internal audit.

       - Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

       - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

       - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual Report on Form 10-K.

       - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

       - Prepare the Audit Committee report required by Item 306 of Regulation S-K of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C. UNAUDITED QUARTERLY FINANCIAL STATEMENTS
       - Review and discuss with management and the independent auditor such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR
       - Recommend to the Board the appointment of the independent auditor.

       - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

       - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgement of the Audit Committee, recommend that the Board replace the independent auditor.

       - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

       - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

    E. MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE - Periodically review the independence of each member of the Audit
         Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

    F. GENERAL
       - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

       - Perform such other oversight functions as may be requested by the Board.

       - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

       - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                      UNIVERSAL COMMUNICATION SYSTEMS, INC.
     PROXY FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 30, 2004

Vote on Directors
-----------------
1. To elect five directors, with the following persons to be presented at the meeting by the current Board of Directors for election to the Board of
Directors: (01) Michael J. Zwebner, (02) Alexander Walker, Jr., (03) Curtis Orgill,(04) Ramsey Sweis and (05) Ami Elazari.

         / / FOR ALL / / WITHHOLD ALL / / FOR ALL EXCEPT ______________________ To withhold authority to vote, mark "For All Except" and write the nominee's number(s).

Vote On Proposals
-----------------
2. To ratify the appointment of Reuben E. Price & Co. as the independent auditors of the Company for fiscal year ending September 30, 2004.

            / / FOR                 / / AGAINST                / / ABSTAIN

Note: To take action upon any other matters that may properly come before the meeting or any adjournments thereof.

Print Shareholder Name:______________________________ # of Shares:______________



----------------------------------
Authorized Signature

                      PLEASE FAX TO (305) 672-1965 OR MAIL
                      UNIVERSAL COMMUNICATION SYSTEMS, INC.
                 407 LINCOLN RD., STE 12F, MIAMI BEACH, FL 33139